SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS RREEF Global Real Estate Securities Fund

The Board of Trustees of DWS RREEF Global Real Estate Securities Fund (“RREEF Global”) has approved a proposal by Deutsche Investment Management Americas Inc. (“DIMA”) to merge DWS RREEF World Real Estate Fund, Inc. (“RREEF World”) into RREEF Global (the “Proposed Merger”). The completion of the Proposed Merger is subject to the approval of the Proposed Merger by stockholders of RREEF World. In connection with the Proposed Merger, the Board of RREEF Global also has approved a proposal by DIMA to amend the following investment policy of RREEF Global, effective upon completion of the Proposed Merger, currently anticipated to occur on or about February 28, 2011, if stockholder approval is received.

Effective upon completion of the Proposed Merger, the following sections of the prospectus will be modified as follows:

The following disclosure will replace similar disclosure in the fund’s prospectus under the heading “PRINCIPAL INVESTMENT STRATEGY”:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”), REIT–like structures or real estate operating companies. A company will be considered a real estate company if, in the opinion of the investment advisor or a subadvisor, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributable to the ownership, construction, financing, management or sale of real estate or such other activities that are primarily related to real estate.

The following disclosure will replace similar disclosure in the fund’s prospectus under the heading “OTHER POLICIES AND RISKS”:

The fund’s 80% investment policy may be changed only by the affirmative vote of at least (i) 80% of the continuing trustees of the fund (as defined in the fund’s Bylaws) and (ii) 80% of the votes entitled to be cast by the shareholders of the fund.

Please Retain This Supplement for Future Reference

December 22, 2010 PROSTKR–15